UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2012

First Midwest Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation)	0-10967 (Commission File Number)	36-3161078 (IRS Employer Identification No.)

One Pierce Place, Suite 1500, Itasca, Illinois (Address of principal executive offices)		60143 (Zip Code)
(630) 875-7450 (Registrant's telephone number, including area code) N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FIRST MIDWEST BANCORP, INC.
FORM 8-K/A

Item 5.07  Submission of Matters to a Vote of Security Holders

On May 16, 2012, First Midwest Bancorp, Inc. (the “Company”) filed a Current Report on Form 8-K to report the voting results from the Company’s Annual Meeting of Stockholders (“Annual Meeting”) held on May 16, 2012. This Form 8-K/A is being filed solely to report the Company’s determination of the frequency of future advisory resolutions regarding executive compensation.

As previously reported, at the Annual Meeting, the Company’s stockholders recommended by a majority of votes that an advisory resolution regarding executive compensation be held every year. Based on this result, the Company’s board of directors has determined that the Company will hold a vote on the advisory resolution regarding executive compensation every year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

First Midwest Bancorp, Inc.
(Registrant)

Date: August 16, 2012	/s/ JAY R. LUNDBORG
By: Jay R. Lundborg Senior Vice President and Corporate Secretary